SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                             FORM 8-K



                          CURRENT REPORT




                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported) August 3, 1998 (July 17, 1998)




                      WESTERN RESOURCES, INC.
      (Exact Name of Registrant as Specified in Its Charter)




             KANSAS                      1-3523                 48-0290150
(State or Other Jurisdiction of       (Commission          (Employer
Incorporation or Organization)        File Number)        Identification No.)



   818 KANSAS AVENUE, TOPEKA, KANSAS                                 66612
(Address of Principal Executive Offices)                          (Zip Code)




Registrant's Telephone Number Including Area Code (785) 575-6300
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                     WESTERN RESOURCES, INC.

Item 5. Other Events

On July 17, 1998, Western Resources, Inc. issued $30 million in 6.8% Senior Notes Due 2018.

Western Resources herein files the following:

Exhibit 12 - Computations of Ratio of Earnings to Fixed Charges and
             Computations of Ratio of Earnings to Combined Fixed Charges and Preferred and Preference Dividend Requirements.

Exhibit 99.1 - Press release reporting second quarter earnings issued July 30, 1998.

Exhibit 99.2 - Press release announcing approval by shareholders of Kansas City Power & Light Company merger agreement issued July 30, 1998.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             Western Resources, Inc.




Date     August 3, 1998                By      /s/ Jerry D. Courington
                                                  Jerry D. Courington,
                                                       Controller